UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2020 (February 21, 2020)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia		1-8339	52-1188014
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place			757-629-2680
Norfolk,	Virginia		(Registrant’s telephone number, including area code)
23510-2191
(Address of principal executive offices, including zip code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

On February 24, 2020, Norfolk Southern Corporation issued a Press Release, attached hereto as Exhibit 99.1, announcing that the Board of Directors elected John C. Huffard, Jr. and Christopher T. Jones to be directors of Norfolk Southern Corporation, effective February 21, 2020. The Board of Directors appointed Mr. Huffard to the Compensation Committee and the Finance and Risk Management Committee and Mr. Jones to the Audit Committee and the Governance and Nominating Committee.

There was no arrangement or understanding between either Mr. Huffard or Mr. Jones and any other person pursuant to which they were elected as a director of Norfolk Southern.  There are no transactions between either Mr. Huffard or Mr. Jones and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (written or otherwise) to which either Mr. Huffard or Mr. Jones is a party or a participant was entered into or materially amended in connection with their joining the Board of Directors, and neither Mr. Huffard nor Mr. Jones received any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  February 24, 2020